Third Quarter 2026
Financial Supplement

Current-period information is preliminary and based on company data available at the time of the earnings presentation. It speaks only as of the particular date or dates included in the accompanying pages. FB Financial Corporation (FB Financial) does not undertake an obligation to, and disclaims any duty to, update any of the information provided. Any forward-looking statements in this information are subject to the forward-looking language contained in FB Financial’s reports filed with the SEC pursuant to the Securities Exchange Act of 1934, which are available at the SEC’s website (www.sec.gov*) or at FB Financial’s website (https://investors.firstbankonline.com *). FB Financial’s future financial performance is subject to risks and uncertainties as described in its SEC filings.

* Website content is not incorporated by reference into this Financial Supplement.

Use of non-GAAP Financial Measures

This Financial Supplement contains certain financial measures that are not measures recognized under U.S. generally accepted accounting principles (“GAAP”) and therefore are considered non-GAAP financial measures. These non-GAAP financial measures may include, without limitation, adjusted net income, adjusted diluted earnings per common share, adjusted pre-tax pre-provision net revenue, consolidated and segment adjusted revenue, consolidated and segment adjusted noninterest expense and adjusted noninterest income, consolidated and segment adjusted efficiency ratio (tax-equivalent basis), adjusted return on average assets and equity, and adjusted pre-tax pre-provision return on average assets. Each of these non-GAAP metrics excludes certain income and expense items that the Company’s management does not consider indicative of the Company's ongoing operating performance. The Company refers to these non-GAAP measures as adjusted measures. Also, the Company presents tangible assets, tangible common equity, tangible book value per common share, tangible common equity to tangible assets, on-balance sheet liquidity to tangible assets, return on average tangible common equity, and adjusted return on average tangible common equity. Each of these non-GAAP metrics excludes the impact of goodwill and other intangibles.
The Company’s management uses these non-GAAP financial measures in their analysis of the Company’s performance, financial condition and the efficiency of its operations as management believes such measures facilitate period-to-period comparisons and provide meaningful indications of the Company’s operating performance as they eliminate both gains and charges that management views as non-recurring or not indicative of operating performance. Management believes that these non-GAAP financial measures provide a greater understanding of ongoing operations and enhance comparability of results with prior periods as well as demonstrate the effects of significant gains and charges excluded from the adjusted measures in the current and prior periods. The Company’s management also believes that investors find these non-GAAP financial measures useful as they assist investors in understanding the Company’s underlying operating performance and in the analysis of ongoing operating trends. In addition, because intangible assets such as goodwill and the other items excluded each vary extensively from company to company, the Company believes that the presentation of this information allows investors to more easily compare the Company’s results to the results of other companies. However, the non-GAAP financial measures discussed herein should not be considered in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP. Moreover, the manner in which the Company calculates the non-GAAP financial measures discussed herein may differ from that of other companies reporting measures with similar names. Investors should understand how such other banking organizations calculate their financial measures with names similar to the non-GAAP financial measures the Company has discussed herein when comparing such non-GAAP financial measures. See the corresponding non-GAAP reconciliation tables below in this Financial Supplement for additional discussion and reconciliation of these measures to the most directly comparable GAAP financial measures.

Financial Summary and Key Metrics
(Unaudited)
(Dollars in Thousands, Except Per Share Data)

	As of or for the Three Months Ended
	Sep 2026	Jun 2026	Mar 2026	Dec 2025	Sep 2025
Selected Balance Sheet Data
Cash and cash equivalents	$1,017,689	$1,112,357	$1,157,763	$1,155,895	$1,280,033
Investment securities, at fair value	1,543,889	1,527,093	1,498,547	1,459,734	1,428,401
Loans held for sale	255,069	198,089	231,359	201,076	167,449
Loans HFI	13,179,564	12,865,510	12,503,815	12,383,626	12,297,600
Allowance for credit losses on loans HFI	(193,960)	(194,010)	(186,324)	(185,983)	(184,993)
Total assets	17,093,991	16,796,101	16,468,439	16,300,292	16,236,459
Interest-bearing deposits (non-brokered)	11,262,198	10,886,056	10,838,139	10,649,932	10,634,555
Brokered deposits	626,687	685,902	574,216	625,634	487,765
Noninterest-bearing deposits	2,777,111	2,775,208	2,664,480	2,634,395	2,690,635
Total deposits	14,665,996	14,347,166	14,076,835	13,909,961	13,812,955
Borrowings	265,390	314,513	213,188	212,764	213,638
Allowance for credit losses on unfunded commitments	16,116	15,859	15,398	16,196	17,392
Total common shareholders' equity	1,933,646	1,936,531	1,973,873	1,948,165	1,978,043
Selected Statement of Income Data
Total interest income	$236,107	$229,438	$225,350	$235,238	$236,898
Total interest expense	86,161	80,466	79,385	85,434	89,658
Net interest income	149,946	148,972	145,965	149,804	147,240
Total noninterest income	24,540	25,780	26,375	28,795	26,635
Total noninterest expense	96,034	91,480	95,164	107,548	109,856
Earnings before income taxes and provisions for credit losses	78,452	83,272	77,176	71,051	64,019
Provisions for credit losses	1,424	10,116	3,024	1,232	34,417
Income tax expense	16,826	14,499	16,626	12,834	6,227
Net income applicable to noncontrolling interest	—	8	—	8	—
Net income applicable to FB Financial Corporation	$60,202	$58,649	$57,526	$56,977	$23,375
Net interest income (tax-equivalent basis)	$150,807	$149,788	$146,774	$150,642	$148,088
Adjusted net income*	$60,937	$58,905	$58,271	$61,494	$57,606
Adjusted pre-tax, pre-provision net revenue*	$79,446	$83,607	$78,184	$77,118	$80,980
Per Common Share
Diluted net income	$1.20	$1.13	$1.10	$1.07	$0.43
Adjusted diluted net income*	1.21	1.14	1.12	1.16	1.07
Book value	39.11	38.75	38.39	37.64	37.00
Tangible book value*	31.50	31.19	31.00	30.27	29.83
Weighted average number of shares outstanding - fully diluted	50,286,830	51,693,688	52,203,469	53,074,753	53,957,062
Period-end number of shares	49,443,360	49,976,755	51,418,024	51,752,401	53,456,522
Selected Ratios
Return on average:
Assets	1.43%	1.44%	1.43%	1.40%	0.58%
Shareholders’ equity	12.2%	11.8%	11.9%	11.6%	4.69%
Tangible common equity*	15.2%	14.6%	14.7%	14.4%	5.82%
Efficiency ratio	55.0%	52.3%	55.2%	60.2%	63.2%
Adjusted efficiency ratio (tax-equivalent basis)*	54.3%	52.0%	54.3%	56.3%	53.3%
Loans HFI to deposit ratio	89.9%	89.7%	88.8%	89.0%	89.0%
Noninterest-bearing deposits to total deposits	18.9%	19.3%	18.9%	18.9%	19.5%
Net interest margin (NIM) (tax-equivalent basis)	3.83%	3.95%	3.94%	3.98%	3.95%
Yield on interest-earning assets	6.02%	6.07%	6.07%	6.23%	6.35%
Cost of interest-bearing liabilities	2.91%	2.84%	2.83%	3.02%	3.21%
Cost of total deposits	2.32%	2.26%	2.27%	2.40%	2.53%
Credit Quality Ratios
Allowance for credit losses on loans HFI as a percentage of loans HFI	1.47%	1.51%	1.49%	1.50%	1.50%
Annualized net charge-offs as a percentage of average loans HFI	0.04%	0.06%	0.11%	0.05%	0.05%
Nonperforming loans HFI as a percentage of loans HFI	1.18%	1.17%	0.96%	0.97%	0.94%
Nonperforming assets as a percentage of total assets	1.13%	1.14%	0.98%	0.97%	0.89%
Preliminary Capital Ratios (consolidated)
Total common shareholders’ equity to assets	11.3%	11.5%	12.0%	12.0%	12.2%
Tangible common equity to tangible assets*	9.32%	9.49%	9.91%	9.84%	10.1%
Tier 1 leverage	10.0%	10.1%	10.4%	10.3%	10.6%
Tier 1 risk-based capital	11.0%	11.0%	11.5%	11.4%	11.7%
Total risk-based capital	13.6%	12.9%	13.4%	13.2%	13.6%
Common equity Tier 1	11.0%	11.0%	11.5%	11.4%	11.7%
*This represents a non-GAAP financial measure; See “Use of non-GAAP Financial Measures”and non-GAAP reconciliations herein.

FB Financial Corporation	4

Consolidated Statements of Income
(Unaudited)
(Dollars in Thousands, Except Per Share Data)
						Sep 2026	Sep 2026
						vs.	vs.
	Three Months Ended					Jun 2026	Sep 2025
	Sep 2026	Jun 2026	Mar 2026	Dec 2025	Sep 2025	Percent variance	Percent variance
Interest income:
Interest and fees on loans	$212,308	$206,434	$201,257	$209,734	$209,307	2.85%	1.43%
Interest on investment securities
Taxable	14,289	13,804	13,575	14,380	14,395	3.51%	(0.74)%
Tax-exempt	1,067	1,066	1,054	1,058	1,058	0.09%	0.85%
Other	8,443	8,134	9,464	10,066	12,138	3.80%	(30.4)%
Total interest income	236,107	229,438	225,350	235,238	236,898	2.91%	(0.33)%
Interest expense:
Deposits	84,406	78,768	77,878	83,813	86,577	7.16%	(2.51)%
Borrowings	1,755	1,698	1,507	1,621	3,081	3.36%	(43.0)%
Total interest expense	86,161	80,466	79,385	85,434	89,658	7.08%	(3.90)%
Net interest income	149,946	148,972	145,965	149,804	147,240	0.65%	1.84%
Provision for credit losses on loans HFI	1,167	9,655	3,822	2,428	29,957	(87.9)%	(96.1)%
Provision for (reversal of) credit losses on unfunded commitments	257	461	(798)	(1,196)	4,460	(44.3)%	(94.2)%
Net interest income after provisions for credit losses	148,522	138,856	142,941	148,572	112,823	6.96%	31.6%
Noninterest income:
Mortgage banking income	9,425	11,170	12,253	13,505	13,484	(15.6)%	(30.1)%
Investment services and trust income	4,931	4,517	4,348	4,473	4,227	9.17%	16.7%
Service charges on deposit accounts	4,484	4,468	4,376	4,184	4,049	0.36%	10.7%
ATM and interchange fees	3,262	3,274	2,977	3,146	3,388	(0.37)%	(3.72)%
(Loss) gain from securities, net	(241)	—	1	64	12	NM	(2,108.3)%
Loss on sales or write-downs of premises and equipment, other real estate owned and other assets, net	(34)	(377)	(320)	(131)	(646)	(91.0)%	(94.7)%
Other income	2,713	2,728	2,740	3,554	2,121	(0.55)%	27.9%
Total noninterest income	24,540	25,780	26,375	28,795	26,635	(4.81)%	(7.87)%
Total revenue	174,486	174,752	172,340	178,599	173,875	(0.15)%	0.35%
Noninterest expenses:
Salaries, commissions and employee benefits	56,054	53,332	57,348	63,529	59,210	5.10%	(5.33)%
Occupancy and equipment expense	7,576	7,617	7,476	7,239	7,539	(0.54)%	0.49%
Advertising	3,013	2,556	2,148	2,464	2,453	17.9%	22.8%
Data processing	2,562	2,352	2,454	2,809	2,457	8.93%	4.27%
Legal and professional fees	2,046	1,882	1,980	2,503	1,227	8.71%	66.7%
Amortization of core deposits and other intangibles	1,741	1,804	1,869	1,932	2,079	(3.49)%	(16.3)%
Merger and integration costs	—	—	1,447	4,611	16,057	—%	(100.0)%
Other expense	23,042	21,937	20,442	22,461	18,834	5.04%	22.3%
Total noninterest expense	96,034	91,480	95,164	107,548	109,856	4.98%	(12.6)%
Income before income taxes	77,028	73,156	74,152	69,819	29,602	5.29%	160.2%
Income tax expense	16,826	14,499	16,626	12,834	6,227	16.0%	170.2%
Net income applicable to FB Financial Corporation and noncontrolling interest	60,202	58,657	57,526	56,985	23,375	2.63%	157.5%
Net income applicable to noncontrolling interest	—	8	—	8	—	(100.0)%	—%
Net income applicable to FB Financial Corporation	$60,202	$58,649	$57,526	$56,977	$23,375	2.65%	157.5%
Weighted average common shares outstanding:
Basic	49,929,920	51,358,070	51,724,458	52,621,950	53,627,997	(2.78)%	(6.90)%
Fully diluted	50,286,830	51,693,688	52,203,469	53,074,753	53,957,062	(2.72)%	(6.80)%
Earnings per common share:
Basic	$1.21	$1.14	$1.11	$1.08	$0.44	6.14%	175.0%
Fully diluted	1.20	1.13	1.10	1.07	0.43	6.19%	179.1%
Fully diluted - adjusted*	1.21	1.14	1.12	1.16	1.07	6.14%	13.1%
*This represents a non-GAAP financial measure; See “Use of non-GAAP Financial Measures”and non-GAAP reconciliations herein.
NM- Not meaningful

FB Financial Corporation	5

Consolidated Statements of Income
(Unaudited)
(Dollars in Thousands, Except Per Share Data)

			Sep 2026
			vs.
	Nine Months Ended		Sep 2025
	Sep 2026	Sep 2025	Percent variance
Interest income:
Interest and fees on loans	$619,999	$522,189	18.7%
Interest on investment securities
Taxable	41,668	43,527	(4.27)%
Tax-exempt	3,187	3,127	1.92%
Other	26,041	29,845	(12.7)%
Total interest income	690,895	598,688	15.4%
Interest expense:
Deposits	241,052	225,394	6.95%
Borrowings	4,960	6,998	(29.1)%
Total interest expense	246,012	232,392	5.86%
Net interest income	444,883	366,296	21.5%
Provision for credit losses on loans HFI	14,644	30,761	(52.4)%
(Reversal of) provision for credit losses on unfunded commitments	(80)	11,285	(100.7)%
Net interest income after provisions for credit losses	430,319	324,250	32.7%
Noninterest income:
Mortgage banking income	32,848	38,939	(15.6)%
Investment services and trust income	13,796	11,860	16.3%
Service charges on deposit accounts	13,328	10,920	22.1%
ATM and interchange fees	9,513	8,943	6.37%
Loss from securities, net	(240)	(60,521)	(99.6)%
Loss on sales or write-downs of premises and equipment, other real estate owned and other assets, net	(731)	(1,035)	(29.4)%
Other income	8,181	6,009	36.1%
Total noninterest income	76,695	15,115	407.4%
Total revenue	521,578	381,411	36.7%
Noninterest expenses:
Salaries, commissions and employee benefits	166,734	154,192	8.13%
Occupancy and equipment expense	22,669	20,846	8.75%
Advertising	7,717	7,118	8.42%
Data processing	7,368	6,931	6.31%
Legal and professional fees	5,908	5,645	4.66%
Amortization of core deposit and other intangibles	5,414	3,366	60.8%
Merger and integration costs	1,447	19,192	(92.5)%
Other expense	65,421	53,376	22.6%
Total noninterest expense	282,678	270,666	4.44%
Income before income taxes	224,336	68,699	226.5%
Income tax expense	47,951	3,046	1,474.2%
Net income applicable to noncontrolling interest and FB Financial Corporation	176,385	65,653	168.7%
Net income applicable to noncontrolling interests	8	8	—%
Net income applicable to FB Financial Corporation	$176,377	$65,645	168.7%
Weighted average common shares outstanding:
Basic	50,997,576	48,775,217	4.56%
Fully diluted	51,377,179	49,054,448	4.74%
Earnings per common share:
Basic	$3.46	$1.35	156.3%
Fully diluted	3.43	1.34	156.0%
Fully diluted - adjusted*	3.47	2.82	23.0%
*This represents a non-GAAP financial measure; See “Use of non-GAAP Financial Measures” and non-GAAP reconciliations herein.

FB Financial Corporation	6

Consolidated Balance Sheets
(Unaudited)
(Dollars in Thousands)

						Annualized
						Sep 2026	Sep 2026
						vs.	vs.
	As of					Jun 2026	Sep 2025
	Sep 2026	Jun 2026	Mar 2026	Dec 2025	Sep 2025	Percent variance	Percent variance
ASSETS
Cash and due from banks	$157,807	$147,034	$159,883	$196,213	$154,286	29.1%	2.28%
Federal funds sold and reverse repurchase agreements	170,399	228,861	199,009	213,391	283,451	(101.3)%	(39.9)%
Interest-bearing deposits in financial institutions	689,483	736,462	798,871	746,291	842,296	(25.3)%	(18.1)%
Cash and cash equivalents	1,017,689	1,112,357	1,157,763	1,155,895	1,280,033	(33.8)%	(20.5)%
Investments:
Available-for-sale debt securities, at fair value	1,538,130	1,521,093	1,498,547	1,459,579	1,426,951	4.44%	7.79%
Equity securities, at fair value	5,759	6,000	—	155	1,450	(15.9)%	297.2%
Restricted equity securities, at cost	84,168	87,572	79,458	79,046	36,231	(15.4)%	132.3%
Loans held for sale	255,069	198,089	231,359	201,076	167,449	114.1%	52.3%
Loans held for investment	13,179,564	12,865,510	12,503,815	12,383,626	12,297,600	9.68%	7.17%
Less: allowance for credit losses on loans HFI	193,960	194,010	186,324	185,983	184,993	(0.10)%	4.85%
Net loans held for investment	12,985,604	12,671,500	12,317,491	12,197,643	12,112,607	9.83%	7.21%
Premises and equipment, net	178,596	180,058	181,268	182,370	183,595	(3.22)%	(2.72)%
Other real estate owned, net	4,655	5,544	6,449	6,009	4,466	(63.6)%	4.23%
Operating lease right-of-use assets	46,118	47,535	48,223	49,249	51,035	(11.8)%	(9.63)%
Interest receivable	60,369	58,792	59,837	58,565	60,755	10.6%	(0.64)%
Mortgage servicing rights, at fair value	150,873	145,374	147,344	148,795	149,840	15.0%	0.69%
Bank-owned life insurance	111,893	111,184	110,484	111,865	113,374	2.53%	(1.31)%
Goodwill	350,353	350,353	350,353	350,353	350,353	—%	—%
Core deposit and other intangibles, net	25,870	27,611	29,415	31,284	33,216	(25.0)%	(22.1)%
Other assets	278,845	273,039	250,448	268,408	265,104	8.44%	5.18%
Total assets	$17,093,991	$16,796,101	$16,468,439	$16,300,292	$16,236,459	7.04%	5.28%
LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Deposits
Noninterest-bearing	$2,777,111	$2,775,208	$2,664,480	$2,634,395	$2,690,635	0.27%	3.21%
Interest-bearing checking	2,610,941	2,479,291	2,642,713	2,651,369	2,458,625	21.1%	6.20%
Money market and savings	6,275,388	5,786,480	5,886,370	5,969,640	5,968,094	33.5%	5.15%
Customer time deposits	2,375,869	2,620,285	2,309,056	2,028,923	2,206,790	(37.0)%	7.66%
Brokered and internet time deposits	626,687	685,902	574,216	625,634	488,811	(34.3)%	28.2%
Total deposits	14,665,996	14,347,166	14,076,835	13,909,961	13,812,955	8.82%	6.18%
Borrowings	265,390	314,513	213,188	212,764	213,638	(62.0)%	24.2%
Operating lease liabilities	56,215	57,940	59,106	60,556	62,664	(11.8)%	(10.3)%
Accrued expenses and other liabilities	172,651	139,858	145,344	168,753	169,066	93.0%	2.12%
Total liabilities	15,160,252	14,859,477	14,494,473	14,352,034	14,258,323	8.03%	6.33%
Shareholders’ equity:
Common stock, $1 par value	49,443	49,977	51,418	51,752	53,457	(4.24)%	(7.51)%
Additional paid-in capital	954,565	981,194	1,064,619	1,082,344	1,163,164	(10.8)%	(17.9)%
Retained earnings	990,417	940,824	893,095	846,620	799,900	20.9%	23.8%
Accumulated other comprehensive loss, net	(60,779)	(35,464)	(35,259)	(32,551)	(38,478)	283.2%	58.0%
Total common shareholders’ equity	1,933,646	1,936,531	1,973,873	1,948,165	1,978,043	(0.59)%	(2.24)%
Noncontrolling interest	93	93	93	93	93	—%	—%
Total equity	1,933,739	1,936,624	1,973,966	1,948,258	1,978,136	(0.59)%	(2.24)%
Total liabilities and shareholders’ equity	$17,093,991	$16,796,101	$16,468,439	$16,300,292	$16,236,459	7.04%	5.28%

FB Financial Corporation	7

Average Balance and Interest Yield/Rate Analysis
(Unaudited)
(Dollars in Thousands)

	Three Months Ended
	September 30, 2026			June 30, 2026
	Average balances	Interest income/ expense	Average yield/ rate	Average balances	Interest income/ expense	Average yield/ rate
Interest-earning assets:
Loans HFI(a)(b)	$12,977,638	$209,975	6.42%	$12,611,425	$203,763	6.48%
Mortgage loans held for sale	180,736	2,818	6.19%	205,594	3,111	6.07%
Investment securities:
Taxable	1,448,672	14,289	3.91%	1,405,824	13,804	3.94%
Tax-exempt(b)	168,393	1,443	3.40%	169,143	1,442	3.42%
Total investment securities(b)	1,617,065	15,732	3.86%	1,574,967	15,246	3.88%
Federal funds sold and reverse repurchase agreements	189,911	1,869	3.90%	199,542	1,974	3.97%
Interest-bearing deposits with other financial institutions	578,439	5,403	3.71%	544,979	5,006	3.68%
Restricted equity securities, at cost	84,193	1,171	5.52%	82,091	1,154	5.64%
Total interest-earning assets(b)	15,627,982	236,968	6.02%	15,218,598	230,254	6.07%
Noninterest-earning assets:
Cash and due from banks	137,957			141,072
Allowance for credit losses on loans HFI	(194,674)			(187,329)
Other assets(c)(d)	1,164,512			1,161,673
Total noninterest-earning assets	1,107,795			1,115,416
Total assets	$16,735,777			$16,334,014
Interest-bearing liabilities:
Interest-bearing deposits:
Interest-bearing checking	$2,513,622	$11,834	1.87%	$2,527,571	$11,601	1.84%
Money market	5,579,134	43,295	3.08%	5,305,608	39,263	2.97%
Savings deposits	524,702	1,446	1.09%	490,923	1,035	0.85%
Customer time deposits	2,371,348	21,443	3.59%	2,308,317	20,610	3.58%
Brokered and internet time deposits	630,325	6,388	4.02%	625,579	6,259	4.01%
Time deposits	3,001,673	27,831	3.68%	2,933,896	26,869	3.67%
Total interest-bearing deposits	11,619,131	84,406	2.88%	11,257,998	78,768	2.81%
Other interest-bearing liabilities:
Securities sold under agreements to repurchase and federal funds purchased	9,481	20	0.84%	10,683	18	0.68%
Federal Home Loan Bank advances	5,163	65	4.99%	5,769	41	2.85%
Subordinated debt	93,866	1,664	7.03%	84,145	1,491	7.11%
Other borrowings	1,066	6	2.23%	16,478	148	3.60%
Total other interest-bearing liabilities	109,576	1,755	6.35%	117,075	1,698	5.82%
Total interest-bearing liabilities	11,728,707	86,161	2.91%	11,375,073	80,466	2.84%
Noninterest-bearing liabilities:
Demand deposits	2,798,442			2,722,563
Other liabilities(d)	257,419			249,086
Total noninterest-bearing liabilities	3,055,861			2,971,649
Total liabilities	14,784,568			14,346,722
Total common shareholders’ equity	1,951,116			1,987,199
Noncontrolling interest	93			93
Total equity	1,951,209			1,987,292
Total liabilities and shareholders’ equity	$16,735,777			$16,334,014
Net interest income(b)		$150,807			$149,788
Interest rate spread(b)			3.11%			3.23%
Net interest margin(b)(e)			3.83%			3.95%
Cost of total deposits			2.32%			2.26%
Average interest-earning assets to average interest-bearing liabilities			133.2%			133.8%
Tax-equivalent adjustment		$861			$816
Loans HFI yield components:
Contractual interest rate(b)		$203,083	6.21%		$195,348	6.22%
Origination and other loan fee income		2,397	0.07%		2,589	0.08%
Accretion on purchased loans		4,314	0.13%		5,049	0.16%
Nonaccrual interest		181	0.01%		777	0.02%
Total loans HFI yield		$209,975	6.42%		$203,763	6.48%
(a) Average balances of nonaccrual loans and overdrafts are included in average loan balances.
(b) Includes tax-equivalent adjustment using combined federal and blended state statutory income tax rate of 26.06%.
(c) Includes average net unrealized losses on investment securities available for sale of $59,589 and $50,915 for the three months ended September 30, 2026 and June 30, 2026, respectively.
(d) Includes average of optional rights to repurchase government guaranteed GNMA mortgage loans previously sold that have become past due greater than 90 days of $31,009 and $33,122 for the three months ended September 30, 2026 and June 30, 2026, respectively.
(e)The NIM is calculated by dividing annualized net interest income, on a tax-equivalent basis, by average total interest earning assets.

FB Financial Corporation	8

Average Balance and Interest Yield/Rate Analysis (continued)
(Unaudited)
(Dollars in Thousands)

	Three Months Ended
	March 31, 2026			December 31, 2025			September 30, 2025
	Average balances	Interest income/ expense	Average yield/ rate	Average balances	Interest income/ expense	Average yield/ rate	Average balances	Interest income/ expense	Average yield/ rate
Interest-earning assets:
Loans HFI(a)(b)	$12,415,278	$199,145	6.51%	$12,368,964	$207,140	6.64%	$12,189,401	$207,423	6.75%
Mortgage loans held for sale	171,452	2,550	6.03%	169,422	3,059	7.16%	162,205	2,359	5.77%
Investment securities:
Taxable	1,378,627	13,575	3.99%	1,346,232	14,380	4.24%	1,304,894	14,395	4.38%
Tax-exempt(b)	168,658	1,425	3.43%	169,355	1,431	3.35%	169,523	1,431	3.35%
Total investment securities(b)	1,547,285	15,000	3.93%	1,515,587	15,811	4.14%	1,474,417	15,826	4.26%
Federal funds sold and reverse repurchase agreements	207,809	2,021	3.94%	238,393	2,426	4.04%	331,029	3,966	4.75%
Interest-bearing deposits with other financial institutions	698,672	6,337	3.68%	693,612	6,800	3.89%	671,634	7,340	4.34%
Restricted equity securities, at cost	79,257	1,106	5.66%	49,029	840	6.80%	36,907	832	8.94%
Total interest-earning assets(b)	15,119,753	226,159	6.07%	15,035,007	236,076	6.23%	14,865,593	237,746	6.35%
Noninterest-earning assets:
Cash and due from banks	147,305			137,536			139,226
Allowance for credit losses on loans HFI	(188,214)			(185,526)			(181,973)
Other assets(c)(d)	1,179,428			1,164,178			1,184,942
Total noninterest-earning assets	1,138,519			1,116,188			1,142,195
Total assets	$16,258,272			$16,151,195			$16,007,788
Interest-bearing liabilities:
Interest-bearing deposits:
Interest-bearing checking	$2,628,330	$12,348	1.91%	$2,379,679	$11,538	1.92%	$2,331,589	$12,383	2.11%
Money market	5,471,973	39,871	2.96%	5,609,158	46,018	3.25%	5,561,538	49,019	3.50%
Savings deposits	447,380	656	0.59%	417,110	419	0.40%	406,787	248	0.24%
Customer time deposits	2,116,914	19,000	3.64%	2,088,577	19,561	3.72%	1,997,905	18,965	3.77%
Brokered and internet time deposits	604,764	6,003	4.03%	608,136	6,277	4.10%	560,127	5,962	4.22%
Time deposits	2,721,678	25,003	3.73%	2,696,713	25,838	3.80%	2,558,032	24,927	3.87%
Total interest-bearing deposits	11,269,361	77,878	2.80%	11,102,660	83,813	2.99%	10,857,946	86,577	3.16%
Other interest-bearing liabilities:
Securities sold under agreements to repurchase and federal funds purchased	12,554	16	0.52%	12,473	31	0.99%	13,144	31	0.94%
Federal Home Loan Bank advances	—	—	—%	—	—	—%	15,217	172	4.48%
Subordinated debt	83,798	1,486	7.19%	83,458	1,491	7.09%	180,805	2,872	6.30%
Other borrowings	1,118	5	1.81%	9,296	99	4.23%	1,168	6	2.04%
Total other interest-bearing liabilities	97,470	1,507	6.27%	105,227	1,621	6.11%	210,334	3,081	5.81%
Total interest-bearing liabilities	11,366,831	79,385	2.83%	11,207,887	85,434	3.02%	11,068,280	89,658	3.21%
Noninterest-bearing liabilities:
Demand deposits	2,652,462			2,733,207			2,724,898
Other liabilities(d)	273,009			253,375			236,732
Total noninterest-bearing liabilities	2,925,471			2,986,582			2,961,630
Total liabilities	14,292,302			14,194,469			14,029,910
Total common shareholders’ equity	1,965,877			1,956,633			1,977,785
Noncontrolling interest	93			93			93
Total equity	1,965,970			1,956,726			1,977,878
Total liabilities and shareholders’ equity	$16,258,272			$16,151,195			$16,007,788
Net interest income(b)		$146,774			$150,642			$148,088
Interest rate spread(b)			3.24%			3.21%			3.14%
Net interest margin(b)(e)			3.94%			3.98%			3.95%
Cost of total deposits			2.27%			2.40%			2.53%
Average interest-earning assets to average interest-bearing liabilities			133.0%			134.1%			134.3%
Tax-equivalent adjustment		$809			$838			$848
Loans HFI yield components:
Contractual interest rate(b)		$190,529	6.22%		$197,683	6.34%		$198,320	6.45%
Origination and other loan fee income		2,148	0.07%		2,633	0.08%		1,575	0.05%
Accretion on purchased loans		6,297	0.21%		6,406	0.21%		7,025	0.23%
Nonaccrual interest		171	0.01%		418	0.01%		503	0.02%
Total loans HFI yield		$199,145	6.51%		$207,140	6.64%		$207,423	6.75%
(a) Average balances of nonaccrual loans and overdrafts are included in average loan balances.
(b) Includes tax-equivalent adjustment using combined federal and blended state statutory income tax rate of 26.06%.
(c) Includes average net unrealized losses on investment securities available for sale of $43,443, $51,415 and $64,781 for the three months ended March 31, 2026, December 31, 2025 and
September 30, 2025, respectively.
(d) Includes average of optional rights to repurchase government guaranteed GNMA mortgage loans previously sold that have become past due greater than 90 days of $31,982, $23,208 and $21,645 for the three months ended March 31, 2026, December 31, 2025 and September 30, 2025, respectively.
(e)The NIM is calculated by dividing annualized net interest income, on a tax-equivalent basis, by average total interest earning assets.

FB Financial Corporation	9

Average Balance and Interest Yield/Rate Analysis (continued)
(Unaudited)
(Dollars in Thousands)

	Nine Months Ended
	September 30, 2026			September 30, 2025
	Average balances	Interest income/ expense	Average yield/ rate	Average balances	Interest income/ expense	Average yield/ rate
Interest-earning assets:
Loans HFI(a)(b)	$12,670,173	$612,883	6.47%	$10,559,871	$517,561	6.55%
Mortgage loans held for sale	185,961	8,479	6.10%	127,657	5,981	6.26%
Investment securities:
Taxable	1,411,298	41,668	3.95%	1,459,685	43,527	3.99%
Tax-exempt(b)	168,730	4,310	3.42%	168,390	4,229	3.36%
Total investment securities(b)	1,580,028	45,978	3.89%	1,628,075	47,756	3.92%
Federal funds sold and reverse repurchase agreements	199,022	5,864	3.94%	189,984	6,596	4.64%
Interest-bearing deposits with other financial institutions	606,923	16,746	3.69%	635,796	20,975	4.41%
Restricted equity securities, at cost	81,865	3,431	5.60%	35,024	2,274	8.68%
Total interest-earning assets(b)	15,323,972	693,381	6.05%	13,176,407	601,143	6.10%
Noninterest-earning assets:
Cash and due from banks	142,077			126,093
Allowance for credit losses on loans HFI	(190,096)			(162,040)
Other assets(c)(d)	1,168,484			952,215
Total noninterest-earning assets	1,120,465			916,268
Total assets	$16,444,437			$14,092,675
Interest-bearing liabilities:
Interest-bearing deposits:
Interest-bearing checking	$2,556,088	$35,783	1.87%	$2,562,483	$46,520	2.43%
Money market	5,452,631	122,429	3.00%	4,592,506	118,336	3.45%
Savings deposits	487,951	3,137	0.86%	371,180	412	0.15%
Customer time deposits	2,266,458	61,053	3.60%	1,594,062	44,121	3.70%
Brokered and internet time deposits	620,316	18,650	4.02%	495,671	16,005	4.32%
Time deposits	2,886,774	79,703	3.69%	2,089,733	60,126	3.85%
Total interest-bearing deposits	11,383,444	241,052	2.83%	9,615,902	225,394	3.13%
Other interest-bearing liabilities:
Securities sold under agreements to repurchase and federal funds purchased	10,895	54	0.66%	11,773	63	0.72%
Federal Home Loan Bank advances	3,663	106	3.87%	12,821	430	4.48%
Subordinated debt	87,306	4,641	7.11%	147,654	6,489	5.88%
Other borrowings	6,220	159	3.42%	1,560	16	1.37%
Total other interest-bearing liabilities	108,084	4,960	6.14%	173,808	6,998	5.38%
Total interest-bearing liabilities	11,491,528	246,012	2.86%	9,789,710	232,392	3.17%
Noninterest-bearing liabilities:
Demand deposits	2,725,024			2,357,537
Other liabilities(d)	259,782			228,944
Total noninterest-bearing liabilities	2,984,806			2,586,481
Total liabilities	14,476,334			12,376,191
Total common shareholders’ equity	1,968,010			1,716,391
Noncontrolling interest	93			93
Total equity	1,968,103			1,716,484
Total liabilities and shareholders’ equity	$16,444,437			$14,092,675
Net interest income(b)		$447,369			$368,751
Interest rate spread(b)			3.19%			2.93%
Net interest margin(b)(e)			3.90%			3.74%
Cost of total deposits			2.28%			2.52%
Average interest-earning assets to average interest-bearing liabilities			133.4%			134.6%
Tax equivalent adjustment		$2,486			$2,455
Loans HFI yield components:
Contractual interest rate(b)		$588,960	6.21%		$503,836	6.37%
Origination and other loan fee income		7,134	0.08%		5,317	0.07%
Accretion on purchased loans		15,660	0.17%		6,965	0.09%
Nonaccrual interest		1,129	0.01%		1,443	0.02%
Total loans HFI yield		$612,883	6.47%		$517,561	6.55%
(a) Average balances of nonaccrual loans and overdrafts are included in average loan balances.
(b) Includes tax-equivalent adjustment using combined federal and blended state statutory income tax rate of 26.06%.
(c) Includes average net unrealized losses on investment securities available for sale of $51,375 and $108,373 for the nine months ended September 30, 2026 and 2025, respectively.
(d) Includes average of optional rights to repurchase government guaranteed GNMA mortgage loans previously sold that have become past due greater than 90 days of $32,034 and $25,812 for the      nine months ended September 30, 2026 and 2025, respectively.
(e)The NIM is calculated by dividing annualized net interest income, on a tax-equivalent basis, by average total interest earning assets.

FB Financial Corporation	10

Investments and Other Sources of Liquidity
(Unaudited)
(Dollars in Thousands)

	As of
	Sep 2026		Jun 2026		Mar 2026		Dec 2025		Sep 2025
Investment securities, at fair value
Available-for-sale debt securities:
U.S. government agency securities	$789,987	51%	$748,777	49%	$713,910	48%	$670,088	46%	$653,197	46%
Mortgage-backed securities - residential	568,520	37%	573,179	38%	599,180	40%	602,320	41%	587,587	41%
Mortgage-backed securities - commercial	18,644	2%	20,205	2%	10,632	1%	10,678	1%	10,681	1%
Municipal securities	152,325	10%	170,173	11%	166,033	11%	168,370	12%	165,411	12%
Treasury securities	6,964	—%	7,066	—%	7,092	—%	7,125	—%	7,080	—%
Corporate securities	1,690	—%	1,693	—%	1,700	—%	998	—%	2,995	—%
Total available-for-sale debt securities	1,538,130	100%	1,521,093	100%	1,498,547	100%	1,459,579	100%	1,426,951	100%
Equity securities, at fair value	5,759	—%	6,000	—%	—	—%	155	—%	1,450	—%
Total investment securities, at fair value	$1,543,889	100%	$1,527,093	100%	$1,498,547	100%	$1,459,734	100%	$1,428,401	100%
Investment securities to total assets	9.03%		9.09%		9.10%		8.96%		8.8%
Unrealized loss on available-for-sale debt securities	(85,778)		(51,828)		(51,495)		(47,887)		(55,890)

Sources of liquidity
Current on-balance sheet:
Cash and cash equivalents	$1,017,689	58%	$1,112,357	62%	$1,157,763	65%	$1,155,895	64%	$1,280,033	68%
Unpledged available-for-sale debt securities	731,483	42%	691,290	38%	637,182	35%	649,000	36%	608,716	32%
Equity securities, at fair value	5,759	—%	6,000	—%	—	—%	155	—%	1,450	—%
Total on-balance sheet liquidity	$1,754,931	100%	$1,809,647	100%	$1,794,945	100%	$1,805,050	100%	$1,890,199	100%

Available sources of liquidity:
Unsecured borrowing capacity(a)	$4,210,357	49%	$4,012,661	48%	$4,021,984	47%	$3,915,314	47%	$4,018,822	52%
FHLB remaining borrowing capacity	2,290,109	27%	2,106,161	26%	2,213,251	26%	2,214,796	26%	1,551,283	20%
Federal Reserve discount window	2,070,119	24%	2,138,248	26%	2,319,521	27%	2,268,599	27%	2,196,785	28%
Total available sources of liquidity	$8,570,585	100%	$8,257,070	100%	$8,554,756	100%	$8,398,709	100%	$7,766,890	100%

On-balance sheet liquidity as a percentage of total assets	10.3%		10.8%		10.9%		11.1%		11.6%
On-balance sheet liquidity as a percentage of total tangible assets*	10.5%		11.0%		11.2%		11.3%		11.9%
On-balance sheet liquidity and available sources of liquidity as a percentage of estimated uninsured and uncollateralized deposits(b)	235.9%		246.7%		255.0%		249.8%		245.0%
(a) Includes capacity available per internal policy in the form of brokered deposits and unsecured lines of credit.
(b) Amounts are shown on a fully consolidated basis and exclude deposits of affiliates that are eliminated in consolidation.
*This represents a non-GAAP financial measure; See “Use of non-GAAP Financial Measures” and non-GAAP reconciliations herein.

FB Financial Corporation	11

Loan Portfolio
(Unaudited)
(Dollars in Thousands)

	As of
	Sep 2026	% of Total	Jun 2026	% of Total	Mar 2026	% of Total	Dec 2025	% of Total	Sep 2025	% of Total
Loan portfolio
Commercial and industrial	$2,258,655	17%	$2,259,794	18%	$2,239,228	18%	$2,181,935	18%	$2,155,105	17%
Construction	1,177,433	9%	1,157,961	9%	1,177,082	9%	1,188,494	10%	1,195,392	10%
Residential real estate:
1-to-4 family mortgage	2,051,105	16%	1,917,533	15%	1,856,308	15%	1,838,122	15%	1,852,626	15%
Residential line of credit	812,771	6%	802,753	6%	768,190	6%	741,309	6%	707,303	6%
Multi-family mortgage	809,083	6%	767,500	6%	716,795	6%	745,360	6%	736,424	6%
Commercial real estate:
Owner-occupied	2,282,155	17%	2,252,681	18%	2,204,731	18%	2,148,870	17%	2,124,920	17%
Non-owner occupied	3,079,035	23%	3,016,923	23%	2,869,759	23%	2,900,499	23%	2,890,233	24%
Consumer and other	709,327	6%	690,365	5%	671,722	5%	639,037	5%	635,597	5%
Total loans HFI	$13,179,564	100%	$12,865,510	100%	$12,503,815	100%	$12,383,626	100%	$12,297,600	100%
Percentage of loans HFI portfolio with floating interest rates		52.6%		52.8%		52.3%		52.2%		51.5%
Percentage of loans HFI portfolio with floating interest rates that mature after one year		50.8%		50.2%		49.0%		49.3%		48.0%

Loans by market(a)
Metropolitan	$8,218,871	62%	$8,103,909	63%	$7,942,216	63%	$8,067,142	65%	$8,013,133	65%
Community	3,906,882	30%	3,750,952	29%	3,596,277	29%	3,400,998	28%	3,369,100	27%
Specialty lending and other	1,053,811	8%	1,010,649	8%	965,322	8%	915,486	7%	915,367	8%
Total	$13,179,564	100%	$12,865,510	100%	$12,503,815	100%	$12,383,626	100%	$12,297,600	100%

Unfunded loan commitments
Commercial and industrial	$1,546,291	44%	$1,472,485	45%	$1,465,835	45%	$1,464,207	45%	$1,451,366	46%
Construction	811,508	23%	743,922	23%	730,199	23%	704,781	22%	731,742	23%
Residential real estate:
1-to-4 family mortgage	14,247	—%	12,158	—%	14,427	—%	16,942	1%	5,581	—%
Residential line of credit	859,443	25%	850,189	26%	837,761	26%	828,042	26%	808,961	25%
Multi-family mortgage	7,086	—%	6,981	—%	8,145	—%	6,698	—%	6,665	—%
Commercial real estate:
Owner-occupied	120,268	4%	96,729	3%	97,430	3%	92,265	3%	96,287	3%
Non-owner occupied	95,104	3%	80,600	2%	59,417	2%	65,037	2%	68,293	2%
Consumer and other	38,793	1%	25,850	1%	23,763	1%	20,530	1%	21,480	1%
Total unfunded loans HFI	$3,492,740	100%	$3,288,914	100%	$3,236,977	100%	$3,198,502	100%	$3,190,375	100%
(a) Prior period amounts have been recast to reflect updated definitions of market categories.

FB Financial Corporation	12

Asset Quality
(Unaudited)
(Dollars in Thousands)

	As of or for the Three Months Ended
	Sep 2026	Jun 2026	Mar 2026	Dec 2025	Sep 2025
Allowance for credit losses on loans HFI roll forward summary
Allowance for credit losses on loans HFI at the beginning of the period	$194,010	$186,324	$185,983	$184,993	$148,948
Charge-offs	(1,874)	(2,482)	(4,033)	(1,818)	(1,709)
Recoveries	657	513	552	380	279
Provision for credit losses on loans HFI	1,167	9,655	3,822	2,428	29,957
Initial allowance on acquired loans with credit deterioration	—	—	—	—	7,518
Allowance for credit losses on loans HFI at the end of the period	$193,960	$194,010	$186,324	$185,983	$184,993
Allowance for credit losses on loans HFI as a percentage of loans HFI	1.47%	1.51%	1.49%	1.50%	1.50%
Allowance for credit losses on unfunded commitments	$16,116	$15,859	$15,398	$16,196	$17,392
Charge-offs
Commercial and industrial	$—	$(637)	$(2,168)	$(65)	$(100)
Construction	—	(111)	(204)	—	(399)
Residential real estate:
1-to-4 family mortgage	(120)	(421)	(405)	(368)	(322)
Residential line of credit	(5)	—	(23)	—	—
Consumer and other	(1,749)	(1,313)	(1,233)	(1,385)	(888)
Total charge-offs	(1,874)	(2,482)	(4,033)	(1,818)	(1,709)
Recoveries
Commercial and industrial	28	148	101	159	12
Construction	—	2	25	—	—
Residential real estate:
1-to-4 family mortgage	15	58	8	13	6
Residential line of credit	1	1	—	—	11
Commercial real estate:
Owner occupied	10	16	13	8	4
Consumer and other	603	288	405	200	246
Total recoveries	657	513	552	380	279
Net charge-offs	$(1,217)	$(1,969)	$(3,481)	$(1,438)	$(1,430)
Annualized net charge-offs as a percentage of average loans HFI	0.04%	0.06%	0.11%	0.05%	0.05%
Nonperforming assets
Loans past due 90 days or more and accruing interest	$31,384	$41,600	$27,185	$32,751	$26,311
Nonaccrual loans	124,377	108,583	92,289	87,721	89,448
Total nonperforming loans HFI	155,761	150,183	119,474	120,472	115,759
Mortgage loans held for sale(a)	29,134	32,578	32,590	28,102	21,660
Other real estate owned	4,655	5,544	6,449	6,009	4,466
Other repossessed assets	4,277	3,961	3,518	3,564	3,314
Total nonperforming assets	$193,827	$192,266	$162,031	$158,147	$145,199
Total nonperforming loans HFI as a percentage of loans HFI	1.18%	1.17%	0.96%	0.97%	0.94%
Total nonperforming assets as a percentage of total assets	1.13%	1.14%	0.98%	0.97%	0.89%
Total nonaccrual loans as a percentage of loans HFI	0.94%	0.84%	0.74%	0.71%	0.73%
(a) Represents optional right to repurchase government guaranteed GNMA mortgage loans previously sold that have become past due greater than 90 days.

FB Financial Corporation	13

Selected Deposit Data
(Unaudited)
(Dollars in Thousands)

	As of
	Sep 2026		Jun 2026		Mar 2026		Dec 2025		Sep 2025
Deposits by market(a)
Metropolitan	$6,934,846	47%	$6,394,157	45%	$6,372,782	45%	$6,356,573	46%	$6,099,465	44%
Community	6,414,540	44%	6,342,903	44%	6,392,766	46%	6,302,326	45%	6,281,454	45%
Brokered/wholesale	626,687	4%	685,902	5%	574,216	4%	625,634	5%	487,765	4%
Escrow and other(b)	689,923	5%	924,204	6%	737,071	5%	625,428	4%	944,271	7%
Total	$14,665,996	100%	$14,347,166	100%	$14,076,835	100%	$13,909,961	100%	$13,812,955	100%

Deposits by customer segment
Consumer	$6,173,567	42%	$6,014,105	42%	$6,060,115	43%	$6,063,015	44%	$5,966,458	43%
Commercial	6,822,469	47%	6,354,797	44%	6,155,874	44%	6,162,221	44%	6,045,418	44%
Public	1,669,960	11%	1,978,264	14%	1,860,846	13%	1,684,725	12%	1,801,079	13%
Total	$14,665,996	100%	$14,347,166	100%	$14,076,835	100%	$13,909,961	100%	$13,812,955	100%

Estimated insured or collateralized deposits	$10,289,614		$10,208,000		$10,017,773		$9,825,599		$9,871,337

Estimated uninsured and uncollateralized deposits(c)	$4,376,382		$4,139,166		$4,059,062		$4,084,362		$3,941,618

Estimated uninsured and uncollateralized deposits as a % of total deposits(c)	29.8%		28.9%		28.8%		29.4%		28.5%
(a) Prior period amounts have been recast to reflect updated definitions of market categories.
(b) Includes deposits related to escrow balances from mortgage and specialty lending servicing portfolios and treasury/other deposits.
(c) Amounts are shown on a fully consolidated basis and exclude deposits of affiliates that are eliminated in consolidation.

FB Financial Corporation	14

Preliminary Capital Ratios
(Unaudited)
(Dollars in Thousands)

Computation of tangible common equity to tangible assets:	September 30, 2026	December 31, 2025

Total common shareholders' equity	$1,933,646	$1,948,165
Less:
Goodwill	350,353	350,353
Other intangibles	25,870	31,284
Tangible common equity	$1,557,423	$1,566,528

Total assets	$17,093,991	$16,300,292
Less:
Goodwill	350,353	350,353
Other intangibles	25,870	31,284
Tangible assets	$16,717,768	$15,918,655

Preliminary total risk-weighted assets	$15,027,713	$14,253,337

Total common equity to total assets	11.3%	12.0%
Tangible common equity to tangible assets*	9.32%	9.84%

	September 30, 2026	December 31, 2025
Preliminary regulatory capital:
Common equity Tier 1 capital	$1,645,994	$1,625,952
Tier 1 capital	1,645,994	1,625,952
Total capital	2,041,803	1,888,051

Preliminary regulatory capital ratios:
Common equity Tier 1	11.0%	11.4%
Tier 1 risk-based	11.0%	11.4%
Total risk-based	13.6%	13.2%
Tier 1 leverage	10.0%	10.3%
*This represents a non-GAAP financial measure; See “Use of non-GAAP Financial Measures” and non-GAAP reconciliations herein.

FB Financial Corporation	15

Segment Data
(Unaudited)
(Dollars in Thousands)

	As of or for the Three Months Ended
	Sep 2026	Jun 2026	Mar 2026	Dec 2025	Sep 2025
Banking segment
Interest income	$233,558	$226,981	$223,418	$233,202	$236,073
Interest expense	87,434	81,549	80,296	86,637	91,214
Net interest income	$146,124	$145,432	$143,122	$146,565	$144,859
Provisions for credit losses	981	9,139	1,987	796	34,070
Noninterest income	15,027	14,403	13,962	15,207	13,078
Salaries, commissions and employee benefits	48,912	46,517	49,364	55,928	51,441
Merger and integration costs	—	—	1,447	4,611	16,057
Other noninterest expense	33,575	32,602	30,765	33,017	29,471
Pre-tax net contribution after allocations	$77,683	$71,577	$73,521	$67,420	$26,898
Total assets	$16,232,445	$16,015,694	$15,703,248	$15,623,962	$15,598,629
Efficiency ratio	51.2%	49.5%	51.9%	57.8%	61.4%
Adjusted efficiency ratio*	50.8%	49.1%	50.9%	53.5%	50.6%
Mortgage segment
Interest income	$2,549	$2,457	$1,932	$2,036	$825
Interest expense	(1,273)	(1,083)	(911)	(1,203)	(1,556)
Net interest income	$3,822	$3,540	$2,843	$3,239	$2,381
Provisions for credit losses	443	977	1,037	436	347
Mortgage banking income	9,425	11,170	12,253	13,505	13,484
Other noninterest income	88	207	160	83	73
Salaries, commissions and employee benefits	7,142	6,815	7,984	7,601	7,769
Other noninterest expense	6,405	5,546	5,604	6,391	5,118
Pre-tax net (loss) contribution after allocations	$(655)	$1,579	$631	$2,399	$2,704
Total assets	$861,546	$780,407	$765,191	$676,330	$637,830
Efficiency ratio	101.6%	82.9%	89.1%	83.2%	80.9%
Adjusted efficiency ratio*	96.5%	83.6%	89.6%	83.2%	80.9%
Interest rate lock commitments volume	$330,303	$435,506	$490,265	$385,516	$432,149
Interest rate lock commitments pipeline (period end)	$83,316	$103,853	$133,669	$86,586	$128,961
Mortgage loan sales	$230,476	$377,406	$295,123	$336,085	$343,450
Gains and fees from origination and sale of mortgage loans held for sale	$8,168	$9,410	$8,517	$9,976	$9,237
Net change in fair value of loans held for sale, derivatives, and other	(1,717)	(1,021)	1,008	(57)	801
Mortgage servicing income	6,452	6,494	6,580	6,668	6,836
Change in fair value of mortgage servicing rights, net of hedging	(3,478)	(3,713)	(3,852)	(3,082)	(3,390)
Total mortgage banking income	$9,425	$11,170	$12,253	$13,505	$13,484
Mortgage sale margin(a)	3.54%	2.49%	2.89%	2.97%	2.69%
*This represents a non-GAAP financial measure; See “Use of non-GAAP Financial Measures” and non-GAAP reconciliations herein.
(a) Calculated by dividing gains and fees from origination and sale of mortgage loans held for sale by total mortgage sales.

FB Financial Corporation	16

Non-GAAP Reconciliations
(Unaudited)
(Dollars in Thousands, Except Per Share Data)

	Three Months Ended					Nine Months Ended
Adjusted net income	Sep 2026	Jun 2026	Mar 2026	Dec 2025	Sep 2025	Sep 2026	Sep 2025
Income before income taxes	$77,028	$73,156	$74,152	$69,819	$29,602	$224,336	$68,699
Less (loss) gain from securities, net	(241)	—	1	64	12	(240)	(60,521)
Less loss on sales or write-downs of premises and equipment, other real estate owned and other assets, net	(34)	(377)	(320)	(131)	(646)	(731)	(1,035)
Less cash life insurance benefit	—	—	763	1,148	—	763	—
Plus initial provision for credit losses on acquired loans and unfunded commitments	—	—	—	—	28,366	—	28,366
Plus early retirement and severance costs	—	—	—	1,395	—	—	—
Plus loan subservicer transition costs	719	—	—	—	—	719	—
Plus (gain) loss on lease terminations and other branch closure costs	—	(42)	5	12	270	(37)	270
Plus charitable contribution to FirstBank Foundation	—	—	—	1,130	—	—	—
Plus merger and integration costs	—	—	1,447	4,611	16,057	1,447	19,192
Adjusted pre-tax net income	78,022	73,491	75,160	75,886	74,929	226,673	178,083
Less income tax expense, adjusted for items above(a)	17,085	14,586	16,889	14,392	17,323	48,560	30,835
Plus income tax benefit(b)	—	—	—	—	—	—	(8,713)
Adjusted net income	$60,937	$58,905	$58,271	$61,494	$57,606	$178,113	$138,535
Weighted average common shares outstanding - fully diluted	50,286,830	51,693,688	52,203,469	53,074,753	53,957,062	51,377,179	49,054,448
Adjusted diluted earnings per common share
Diluted earnings per common share	$1.20	$1.13	$1.10	$1.07	$0.43	$3.43	$1.34
Adjusted diluted earnings per common share	$1.21	$1.14	$1.12	$1.16	$1.07	$3.47	$2.82
(a) Adjusted items calculated using the combined federal and blended state statutory income tax rate of 26.06% for all periods, excluding nondeductible items for merger and integration costs.
(b) Represents a non-recurring tax benefit recorded during the three months ended June 30, 2025 due to the expiration of the statute of limitations with respect to an amended income tax return.

FB Financial Corporation	17

Non-GAAP Reconciliations (continued)
(Unaudited)
(Dollars in Thousands)

	Three Months Ended					Nine Months Ended
Adjusted pre-tax pre-provision net revenue	Sep 2026	Jun 2026	Mar 2026	Dec 2025	Sep 2025	Sep 2026	Sep 2025
Income before income taxes	$77,028	$73,156	$74,152	$69,819	$29,602	$224,336	$68,699
Plus provisions for credit losses	1,424	10,116	3,024	1,232	34,417	14,564	42,046
Pre-tax pre-provision net revenue	78,452	83,272	77,176	71,051	64,019	238,900	110,745
Less (loss) gain from securities, net	(241)	—	1	64	12	(240)	(60,521)
Less loss on sales or write-downs of premises and equipment, other real estate owned and other assets, net	(34)	(377)	(320)	(131)	(646)	(731)	(1,035)
Less cash life insurance benefit	—	—	763	1,148	—	763	—
Plus early retirement and severance costs	—	—	—	1,395	—	—	—
Plus loan subservicer transition costs	719	—	—	—	—	719	—
Plus (gain) loss on lease terminations and other branch closure costs	—	(42)	5	12	270	(37)	270
Plus charitable contribution to FirstBank Foundation	—	—	—	1,130	—	—	—
Plus merger and integration costs	—	—	1,447	4,611	16,057	1,447	19,192
Adjusted pre-tax pre-provision net revenue	$79,446	$83,607	$78,184	$77,118	$80,980	$241,237	$191,763

FB Financial Corporation	18

Non-GAAP Reconciliations (continued)
(Unaudited)
(Dollars in Thousands)

	Three Months Ended					Nine Months Ended
Adjusted tangible net income	Sep 2026	Jun 2026	Mar 2026	Dec 2025	Sep 2025	Sep 2026	Sep 2025
Income before income taxes	$77,028	$73,156	$74,152	$69,819	$29,602	$224,336	$68,699
Plus amortization of core deposit and other intangibles	1,741	1,804	1,869	1,932	2,079	5,414	3,366
Less (loss) gain from securities, net	(241)	—	1	64	12	(240)	(60,521)
Less loss on sales or write-downs of premises and equipment, other real estate owned and other assets, net	(34)	(377)	(320)	(131)	(646)	(731)	(1,035)
Less cash life insurance benefit	—	—	763	1,148	—	763	—
Plus initial provision for credit losses on acquired loans and unfunded commitments	—	—	—	—	28,366	—	28,366
Plus early retirement and severance costs	—	—	—	1,395	—	—	—
Plus loan subservicer transition costs	719	—	—	—	—	719	—
Plus (gain) loss on lease terminations and other branch closure costs	—	(42)	5	12	270	(37)	270
Plus charitable contribution to FirstBank Foundation	—	—	—	1,130	—	—	—
Plus merger and integration costs	—	—	1,447	4,611	16,057	1,447	19,192
Less income tax expense, adjusted for items above(a)	17,539	15,056	17,376	14,895	17,864	49,971	31,711
Plus income tax benefit(b)	—	—	—	—	—	—	(8,713)
Adjusted tangible net income	$62,224	$60,239	$59,653	$62,923	$59,144	$182,116	$141,025
(a) Adjusted items calculated using the combined federal and blended state statutory income tax rate of 26.06% for all periods, excluding nondeductible items for merger and integration costs.
(b) Represents a non-recurring tax benefit recorded during the three months ended June 30, 2025 due to the expiration of the statute of limitations with respect to an amended income tax return.

FB Financial Corporation	19

Non-GAAP Reconciliations (continued)
(Unaudited)
(Dollars in Thousands)

	Three Months Ended					Nine Months Ended
Adjusted efficiency ratio (tax- equivalent basis)	Sep 2026	Jun 2026	Mar 2026	Dec 2025	Sep 2025	Sep 2026	Sep 2025
Total noninterest expense	$96,034	$91,480	$95,164	$107,548	$109,856	$282,678	$270,666
Less early retirement and severance costs	—	—	—	1,395	—	—	—
Less loan subservicer transition costs	719	—	—	—	—	719	—
Less (gain) loss on lease terminations and other branch closure costs	—	(42)	5	12	270	(37)	270
Less charitable contribution to FirstBank Foundation	—	—	—	1,130	—	—	—
Less merger and integration costs	—	—	1,447	4,611	16,057	1,447	19,192
Adjusted noninterest expense	$95,315	$91,522	$93,712	$100,400	$93,529	$280,549	$251,204
Net interest income	$149,946	$148,972	$145,965	$149,804	$147,240	$444,883	$366,296
Net interest income (tax-equivalent basis)	150,807	149,788	146,774	150,642	148,088	447,369	368,751
Total noninterest income	24,540	25,780	26,375	28,795	26,635	76,695	15,115
Less (loss) gain from securities, net	(241)	—	1	64	12	(240)	(60,521)
Less loss on sales or write-downs of premises and equipment, other real estate owned and other assets, net	(34)	(377)	(320)	(131)	(646)	(731)	(1,035)
Less cash life insurance benefit	—	—	763	1,148	—	763	—
Adjusted noninterest income	24,815	26,157	25,931	27,714	27,269	76,903	76,671
Total revenue	$174,486	$174,752	$172,340	$178,599	$173,875	$521,578	$381,411
Adjusted revenue (tax-equivalent basis)	$175,622	$175,945	$172,705	$178,356	$175,357	$524,272	$445,422
Efficiency ratio	55.0%	52.3%	55.2%	60.2%	63.2%	54.2%	71.0%
Adjusted efficiency ratio (tax- equivalent basis)	54.3%	52.0%	54.3%	56.3%	53.3%	53.5%	56.4%

FB Financial Corporation	20

Non-GAAP Reconciliations (continued)
(Unaudited)
(Dollars in Thousands)

	Three Months Ended					Nine Months Ended
Banking segment adjusted efficiency ratio (tax-equivalent)	Sep 2026	Jun 2026	Mar 2026	Dec 2025	Sep 2025	Sep 2026	Sep 2025
Banking segment noninterest expense	$82,487	$79,119	$81,576	$93,556	$96,969	$243,182	$231,208
Less early retirement and severance costs	—	—	—	1,395	—	—	—
Less (gain) loss on lease terminations and other branch closure costs	—	(42)	5	12	270	(37)	270
Less charitable contribution to FirstBank Foundation	—	—	—	1,130	—	—	—
Less merger and integration costs	—	—	1,447	4,611	16,057	1,447	19,192
Banking segment adjusted noninterest expense	$82,487	$79,161	$80,124	$86,408	$80,642	$241,772	$211,746
Banking segment net interest income	$146,124	$145,432	$143,122	$146,565	$144,859	$434,678	$359,527
Banking segment net interest income (tax-equivalent basis)	146,985	146,248	143,931	147,403	145,707	437,164	361,982
Banking segment noninterest income (loss)	15,027	14,403	13,962	15,207	13,078	43,392	(23,982)
Less (loss) gain from securities, net	(241)	—	1	64	12	(240)	(60,521)
Less cash life insurance benefit	—	—	763	1,148	—	763	—
Less loss on sales or write-downs of premises and equipment, other real estate owned and other assets, net	(72)	(515)	(409)	(131)	(646)	(996)	(940)
Banking segment adjusted noninterest income	15,340	14,918	13,607	14,126	13,712	43,865	37,479
Banking segment total revenue	$161,151	$159,835	$157,084	$161,772	$157,937	$478,070	$335,545
Banking segment total adjusted revenue (tax-equivalent basis)	$162,325	$161,166	$157,538	$161,529	$159,419	$481,029	$399,461
Banking segment efficiency ratio	51.2%	49.5%	51.9%	57.8%	61.4%	50.9%	68.9%
Banking segment adjusted efficiency ratio (tax-equivalent basis)	50.8%	49.1%	50.9%	53.5%	50.6%	50.3%	53.0%

FB Financial Corporation	21

Non-GAAP Reconciliations (continued)
Unaudited
(Dollars in Thousands)

	Three Months Ended					Nine Months Ended
Mortgage segment adjusted efficiency ratio (tax-equivalent)	Sep 2026	Jun 2026	Mar 2026	Dec 2025	Sep 2025	Sep 2026	Sep 2025
Mortgage segment noninterest expense	$13,547	$12,361	$13,588	$13,992	$12,887	$39,496	$39,458
Less loan subservicer transition costs	719	—	—	—	—	719	—
Mortgage segment adjusted noninterest expense	$12,828	$12,361	$13,588	$13,992	$12,887	$38,777	$39,458
Mortgage segment net interest income	$3,822	$3,540	$2,843	$3,239	$2,381	$10,205	$6,769
Mortgage segment noninterest income	9,513	11,377	12,413	13,588	13,557	33,303	39,097
Less gain (loss) on sales or write-downs of premises and equipment, other real estate owned and other assets, net	38	138	89	—	—	265	(95)
Mortgage segment adjusted noninterest income	9,475	11,239	12,324	13,588	13,557	33,038	39,192
Mortgage segment total revenue	$13,335	$14,917	$15,256	$16,827	$15,938	$43,508	$45,866
Mortgage segment adjusted total revenue	$13,297	$14,779	$15,167	$16,827	$15,938	$43,243	$45,961
Mortgage segment efficiency ratio	101.6%	82.9%	89.1%	83.2%	80.9%	90.8%	86.0%
Mortgage segment adjusted efficiency ratio (tax-equivalent basis)	96.5%	83.6%	89.6%	83.2%	80.9%	89.7%	85.9%

FB Financial Corporation	22

Non-GAAP Reconciliations (continued)
(Unaudited)
(Dollars in Thousands, Except Per Share Data)

	As of
Tangible assets, common equity and related measures	Sep 2026	Jun 2026	Mar 2026	Dec 2025	Sep 2025
Tangible assets
Total assets	$17,093,991	$16,796,101	$16,468,439	$16,300,292	$16,236,459
Less goodwill	350,353	350,353	350,353	350,353	350,353
Less intangibles, net	25,870	27,611	29,415	31,284	33,216
Tangible assets	$16,717,768	$16,418,137	$16,088,671	$15,918,655	$15,852,890
Tangible common equity
Total common shareholders’ equity	$1,933,646	$1,936,531	$1,973,873	$1,948,165	$1,978,043
Less goodwill	350,353	350,353	350,353	350,353	350,353
Less intangibles, net	25,870	27,611	29,415	31,284	33,216
Tangible common equity	$1,557,423	$1,558,567	$1,594,105	$1,566,528	$1,594,474
Common shares outstanding	49,443,360	49,976,755	51,418,024	51,752,401	53,456,522
Book value per common share	$39.11	$38.75	$38.39	$37.64	$37.00
Tangible book value per common share	$31.50	$31.19	$31.00	$30.27	$29.83
Total common shareholders’ equity to total assets	11.3%	11.5%	12.0%	12.0%	12.2%
Tangible common equity to tangible assets	9.32%	9.49%	9.91%	9.84%	10.1%
On-balance sheet liquidity:
Cash and cash equivalents	$1,017,689	$1,112,357	$1,157,763	$1,155,895	$1,280,033
Unpledged securities	731,483	691,290	637,182	649,000	608,716
Equity securities, at fair value	5,759	6,000	—	155	1,450
Total on-balance sheet liquidity	$1,754,931	$1,809,647	$1,794,945	$1,805,050	$1,890,199
On-balance sheet liquidity as a percentage of total assets	10.3%	10.8%	10.9%	11.1%	11.6%
On-balance sheet liquidity as a percentage of total tangible assets	10.5%	11.0%	11.2%	11.3%	11.9%

FB Financial Corporation	23

Non-GAAP Reconciliations (continued)
(Unaudited)
(Dollars in Thousands)

	Three Months Ended					Nine Months Ended
Adjusted return on average tangible common equity and related measures	Sep 2026	Jun 2026	Mar 2026	Dec 2025	Sep 2025	Sep 2026	Sep 2025
Average common shareholders’ equity	$1,951,116	$1,987,199	$1,965,877	$1,956,633	$1,977,785	$1,968,010	$1,716,391
Less average goodwill	350,353	350,353	350,353	350,353	350,355	350,353	278,887
Less average intangibles, net	26,782	28,631	30,394	32,301	34,983	28,589	15,175
Average tangible common equity	$1,573,981	$1,608,215	$1,585,130	$1,573,979	$1,592,447	$1,589,068	$1,422,329
Net income	$60,202	$58,649	$57,526	$56,977	$23,375	$176,377	$65,645
Return on average common equity	12.2%	11.8%	11.9%	11.6%	4.69%	12.0%	5.11%
Return on average tangible common equity	15.2%	14.6%	14.7%	14.4%	5.82%	14.8%	6.17%
Adjusted tangible net income	$62,224	$60,239	$59,653	$62,923	$59,144	$182,116	$141,025
Adjusted return on average tangible common equity	15.7%	15.0%	15.3%	15.9%	14.7%	15.3%	13.3%

	Three Months Ended					Nine Months Ended
Adjusted return on average assets, common equity and related measures	Sep 2026	Jun 2026	Mar 2026	Dec 2025	Sep 2025	Sep 2026	Sep 2025
Net income	$60,202	$58,649	$57,526	$56,977	$23,375	$176,377	$65,645
Average assets	16,735,777	16,334,014	16,258,272	16,151,195	16,007,788	16,444,437	14,092,675
Average common equity	1,951,116	1,987,199	1,965,877	1,956,633	1,977,785	1,968,010	1,716,391
Return on average assets	1.43%	1.44%	1.43%	1.40%	0.58%	1.43%	0.62%
Return on average common equity	12.2%	11.8%	11.9%	11.6%	4.69%	12.0%	5.11%
Adjusted net income	$60,937	$58,905	$58,271	$61,494	$57,606	$178,113	$138,535
Adjusted return on average assets	1.44%	1.45%	1.45%	1.51%	1.43%	1.45%	1.31%
Adjusted return on average common equity	12.4%	11.9%	12.0%	12.5%	11.6%	12.1%	10.8%
Adjusted pre-tax pre-provision net revenue	$79,446	$83,607	$78,184	$77,118	$80,980	$241,237	$191,763
Adjusted pre-tax pre-provision return on average assets	1.88%	2.05%	1.95%	1.89%	2.01%	1.96%	1.82%

FB Financial Corporation	24